Vericimetry U.S. Small Cap Value Fund (VYSVX)

(the “Fund”)

a series of Vericimetry Funds

Supplement dated April 13, 2022 to the

Fund’s Prospectus dated January 28, 2022

The Fund’s adviser has determined that the Fund may invest in securities of utilities that meet the Fund’s definitions of size and value as described in the Prospectus. The Fund’s adviser continues to reserve the right to invest in any securities that are part of the holdings of the Russell 2000 Value Index regardless of whether those securities meet the Fund’s definition of size or value.

Accordingly, the following language replaces in its entirety the fourth paragraph under the sub-heading “Investment Objective and Principal Investment Strategies” on page 6 of the Fund’s Prospectus:

Consistent with the Fund’s 80% investment policy discussed above, the Adviser also reserves the right to invest in any of the securities (excluding REITs) that are part of the holdings of its benchmark, the Russell 2000 Value Index, regardless of whether those securities meet the above definitions of size or value.

This Supplement, and the Fund’s Prospectus and Statement of Additional Information dated January 28, 2022 provide relevant information for all shareholders and should be retained for future reference. These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents can be obtained without charge by calling toll-free 1-855-755-7550.